                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


|X|       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material under Rule 14a-12


                               HOME DIRECTOR, INC.
                (Name of Registrant as Specified In Its Charter)

                          ----------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                              [HOME DIRECTOR LOGO]

                               HOME DIRECTOR, INC.
                            2525 COLLIER CANYON ROAD
                           LIVERMORE, CALIFORNIA 94551


                                                                  May 9, 2003




Dear Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders to be held at our executive office in Livermore, California, on June 26, 2003, at 10:00 a.m., local time.

         The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about your company. This mailing includes a copy of our annual report on Form 10-KSB for last year, which we trust you will find informative.

           We ask that you mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may withdraw the Proxy and vote in person at the meeting if you so desire. We hope that you will be able to attend the meeting in person, and we look forward to seeing you.


                                          Sincerely yours,



                                          Donald B. Witmer
                                          Chairman and Chief Executive Officer

                              [HOME DIRECTOR LOGO]

                               HOME DIRECTOR, INC.
                            2525 COLLIER CANYON ROAD
                           LIVERMORE, CALIFORNIA 94551

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON THURSDAY, JUNE 26, 2003


     The Annual Meeting of Stockholders of Home Director, Inc. will be held at our executive office, at 2525 Collier Canyon Road, Livermore, California 94551, on Thursday, June 26, 2003, at 10:00 a.m., local time, to consider and take action on the following matters:

                  1.  To elect our directors.

                  2. To approve an increase in the shares of common stock available under our Stock Option Plan from 600,000 to 750,000.

                  3. To ratify the selection of Mahoney Cohen & Company CPA, P.C. as our independent auditors for the fiscal year ending December 31, 2003.

                  4. To transact such other business as may properly be brought before the Annual Meeting.

     The Board of Directors has fixed April 29, 2003 as the record date for the Annual Meeting. Holders of record of shares of our common stock at the close of business on that date are entitled to receive notice of and vote at the meeting.

      YOUR PROXY IS IMPORTANT TO ENSURE A QUORUM AT THE ANNUAL MEETING. EVEN IF YOU OWN ONLY A FEW SHARES, AND WHETHER OR NOT YOU EXPECT TO BE PRESENT, YOU ARE URGENTLY REQUESTED TO DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE THAT IS PROVIDED. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO EXERCISE. SENDING US YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.



                                    By Order of the Board of Directors,



                                    Daryl Stemm
                                    Secretary


Livermore, California
May 9, 2003

                               HOME DIRECTOR, INC.

                                   -----------

                                 PROXY STATEMENT

                                   -----------



                               GENERAL INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Home Director, Inc., a Delaware corporation ("we" or the "Company" or "Home Director"), for use at our 2003 Annual Meeting of Stockholders and for any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting is to be held at our executive office located at 2525 Collier Canyon Road, Livermore, California, on Thursday, June 26, 2003, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy card ("Proxy") for the Annual Meeting is enclosed, by means of which you may vote on the proposals described in this Proxy Statement.

         Every Proxy which is properly completed, signed and returned to us prior to the Annual Meeting, and which has not been revoked, will be voted in accordance with the stockholder's instructions contained in the Proxy. In the absence of instructions, shares represented by each Proxy will be voted:

     - FOR the election as director of the persons nominated by the Board of Directors;

     - FOR the approval of an increase in the number of shares of Common Stock available under our Stock Option Plan from 600,000 to 750,000; and

     - FOR the ratification of the appointment of Mahoney Cohen & Company CPA, P.C. as our independent auditors for the fiscal year ending December 31, 2003.

         The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice of Annual Meeting of Stockholders and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. You may revoke your Proxy at any time before it is exercised by filing with the Secretary of the Company at our executive office either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting in person and expressing a desire to vote your shares in person.

         This Proxy Statement, the Notice of Annual Meeting of Stockholders, the form of Proxy and our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (excluding exhibits), are being mailed to our stockholders on or about May 9, 2003.

                         VOTING SECURITIES, SOLICITATION

         Only holders of record of our common stock, par value $0.01 per share ("Common Stock"), at the close of business on April 29, 2003 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were outstanding and entitled to vote 3,751,467 shares of Common Stock. Each share of Common Stock is entitled to one vote upon all matters to be considered at the Annual Meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast at the Annual Meeting will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are treated as present for the purpose of determining the existence of a quorum. A "broker non-vote" occurs when a broker or other nominee indicates on the Proxy that it does not have discretionary authority to vote on a particular matter.

          We will pay the cost of soliciting proxies, consisting of the printing, handling and mailing of the form of Proxy and related material and the actual expense incurred by brokerage houses, custodians and fiduciaries in forwarding proxy materials to the beneficial owners of Common Stock. In addition to the use of the mails, proxies may be solicited by our officers, directors and regular employees by telephone, facsimile, electronic means, or in person. These persons will receive no extra compensation for their services. We may request persons holding shares of Common Stock in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

         The affirmative vote of a plurality of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of our directors. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of all other proposals presented in this Proxy Statement. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for any individual may result in another individual's receiving a larger proportion of votes. Abstention as to the proposal to approve the amendment to our Stock Option Plan or the proposal to ratify the appointment of Mahoney Cohen & Company CPA, P.C. as our independent auditors will have the same effect as a vote against such proposal. Broker non-votes with respect to either of these proposals will be treated as unvoted for purposes of determining approval of such proposals and will not be counted as votes for or against such proposals.

CHANGE IN CONTROL

         On December 19, 2002, we changed our name from Netword, Inc. to Home Director, Inc. and acquired all of the stock of Home Director Technologies, Inc. (formerly Home Director, Inc. and referred to in this Proxy Statement as "HDT"). The acquisition was accomplished by the merger of our special purpose subsidiary into HDT (the "Merger"). Immediately prior to the Merger, we completed a one-for-40 reverse split of our outstanding Common Stock. In accordance with the exchange ratio contained in the Agreement and Plan of Merger between the Company, our special purpose subsidiary and HDT (the "Merger Agreement"), the former HDT stockholders (approximately 500 persons) received approximately 3,225,127 shares of Common Stock, or approximately 86% of our issued and outstanding Common Stock.

         In connection with the Merger, the Company agreed to include Michael L. Wise and Kent M. Klineman (who were officers and directors of Netword) in management's slate of nominees for director for a period of three years after the Merger. In addition, certain former stockholders of HDT (now stockholders of the Company) agreed to vote all of their shares of Common Stock for Mr. Wise and Mr. Klineman as directors of the Company for up to two years after the Merger.

         Under the terms of a Placement Agency Agreement entered into by HDT before the Merger, Spencer Trask Ventures, Inc. ("Spencer Trask"), the Company's financial adviser and an affiliate of one of the Company's principal stockholders, has the right to designate either a nominee or an adviser to the Company's Board of Directors. Ezra P. Mager was designated by Spencer Trask as its nominee and he has been a director of the Company since April 28, 2003.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The following table provides information about our current directors and executive officers, including the business experience of each nominee for director during the last five years. All of our directors serve one year terms that expire at the Annual Meeting. All of our executive officers are appointed by our Board of Directors and hold office until the Annual Meeting or until replaced at the discretion of our Board of Directors.

     ----------------------------------- --------- ----------------------------
     NAME                                  AGE     POSITION
     ----------------------------------- --------- ----------------------------
     Donald B. Witmer                       49     Chairman of the Board and
                                                   Chief Executive Officer
     ----------------------------------- --------- -----------------------------
     Robert N. Wise                         41     President, Chief Operating
                                                   Officer and Director
     ----------------------------------- --------- -----------------------------
     Daryl Stemm                            43     Chief Financial Officer
                                                   and Secretary
     ----------------------------------- --------- -----------------------------
     Vijay Bobba                            40     Director
     ----------------------------------- --------- -----------------------------
     Robert B. Clasen                       58     Director
     ----------------------------------- --------- -----------------------------
     Kent M. Klineman                       71     Director
     ----------------------------------- --------- -----------------------------
     Ezra P. Mager                          61     Director
     ----------------------------------- --------- -----------------------------
     Stephen B. Ste. Marie                  54     Director
     ----------------------------------- --------- -----------------------------
     Michael L. Wise                        60     Director
     ----------------------------------- --------- -----------------------------

         Donald B. Witmer became Chairman and Chief Executive Officer of the Company upon the Merger, in December 2002, and has been Chief Executive Officer and a director of HDT since January 2001 and Chairman of the Board of HDT since November 2001. From December 1999 to January 2001, Mr. Witmer was employed by Digital Interiors Inc., now our wholly-owned subsidiary ("DI"), most recently as its Chairman of the Board and Chief Executive Officer. From June 1997 to February 2000, Mr. Witmer was President and Chief Executive Officer of Amazing Smart Card Technologies, a smart-card Internet solutions company. From November 1995 to June 1997, he was Chief Operating Officer of Delta Point Inc., an Internet tools company. From August 1990 to October 1995, Mr. Witmer was Chief Financial Officer of Catalyst Semiconductor, Inc., a nonvolatile memory semiconductor company. Mr. Witmer received his M.B.A. from the University of Montana and a B.A. from Northern Montana College.

         Robert N. Wise became President and Chief Operating Officer of the Company upon the Merger and has been President and Chief Operating Officer of HDT since January 2002. Mr. Wise was a director of DI prior to its acquisition by HDT in January 2001, when he joined HDT's Board of Directors. From March 2000 to June 2001, Mr. Wise was Chief Technology Officer of marchFIRST, a global professional services firm. From September 1998 to March 2000, he was Chief Operating Officer at USWeb/CKS (an Internet professional services firm), and from June 1996 to September 1998, he was Vice President of worldwide consulting for Novell. He was a co-founder and, from December 1986 to June 1996, the Chief Executive Officer of USConnect, the largest nationwide network systems integrator for Microsoft, Novell and Lotus. Mr. Wise received a B.S. in computer science from the University of Puget Sound.

         Daryl Stemm became Chief Financial Officer and Secretary of the Company upon the Merger and has been Director of Finance of HDT since January 2001. Prior to joining HDT, he was Director of Finance of DI from January 2000 to December 2000. From June 1998 to December 1999, Mr. Stemm was Director of Finance and Administration of Amazing Smart Card Technologies, and from September 1989 to May 1998 he was Chief Financial Officer and Controller of Catalyst Semiconductor, Inc. Mr. Stemm received a B.A. in business economics from the University of California at Santa Barbara.

         Vijay Bobba became a director of the Company upon the Merger and has been a director of HDT since October 2000. He was previously a partner at The McKenna Group, a strategy consulting firm based in Silicon Valley. Mr. Bobba received a B.E. in Electronics & Communications Engineering from the University of Madras, an M.A.M.S. in Applied Mathematics with Computer Science emphasis from the University of Georgia, and an M.B.A. from the Haas School of Business at the University of California at Berkeley.

         Robert B. Clasen became a director of the Company upon the Merger and has been a director of HDT since January 2001. He is the President of his own consulting company, Clasen Associates, which provides services to broadband and new media companies. Mr. Clasen currently serves as a director of several companies, including Path1 Network Technologies and NTN. From 1999 to 2001, he was Chairman and Chief Executive Officer of ICTV, which provides solutions for delivery of broadband Internet TV services. In 1999, Mr. Clasen served as Chairman of Vivid Technologies, a video-on-demand system provider that merged with Concurrent Computer Corporation in November 1999. From January 1998 until its sale in December 1998, Mr. Clasen was President and Chief Executive Officer of ComStream Corporation, an international provider of digital transmission solutions for voice, data, imaging, audio and video applications for satellite and terrestrial broadband systems. From January 1993 until December 1997, Mr. Clasen was President of Comcast International Holdings, Inc. and, from November 1984 until February 1991, President of Comcast Cable Communications. Mr. Clasen is a graduate of Bowling Green State University in Ohio, where he earned his graduate degree in counseling psychology.

         Kent M. Klineman has been a director of the Company since December 1996 and, prior to the Merger, was an officer of Netword from December 1996 until December 2002. Since 1994, he has owned and operated Klineman Holding Corp., a New York venture capital firm. He is also Chairman of the Board of Business Alliance Capital Corp., a commercial finance company, and a manager of UV Equities LLC, a private investment fund. Mr. Klineman is a graduate of Dartmouth College and Harvard Law School and holds a masters degree in taxation from N.Y.U. Law School's graduate tax program.

         Ezra P. Mager has been a director of the Company since April 28, 2003. Since March 1998 he has been President of The Torrey Funds, A New York based investment fund that invests in hedge funds. He is a director of Casabyte, Inc., a manufacturer of cell phone reliability testing equipment and Close-Call America, a provider of local, long distance and cellular services. Mr. Mager received a B.A. from Cornell University and an M.B.A. from Harvard University.

         Stephen B. Ste. Marie became a director of the Company upon the Merger and has been a director of HDT since January 2001. He is a founding partner and investment banker with the firm, Comstock Capital Partners LLC. From March 2001 until July 2002, he was President and Chief Operating Officer of Intertainer, an Internet Protocol and cable entertainment-on-demand service. From July 1998 until October 2000, he was Chief Executive Officer of CareerPath.com. Prior to that, he helped launch DIRECTV Inc. where he served for six years as Senior Vice President. Mr. Ste. Marie also previously served as Senior Vice President at American Television and Communications Corporation (now Time Warner Cable). Mr. Ste. Marie earned his M.B.A. at Pace University and a B.S. in industrial management at the Georgia Institute of Technology.

         Michael L. Wise has been a director of the Company since December 1996 and, prior to the Merger in December, was Chairman of the Board, President and Chief Executive Officer of Netword from August 1997 until December 2002. He has been a director of nStor Technologies, Inc., a manufacturer of RAID subsystems and information storage solutions, since 1988. He served as Chairman of the Board and an officer of nStor Technologies, Inc. from 1992 to 1997. He founded IMNET Systems, Inc., an imaging and information solutions systems provider, and served as a director and officer of that company from 1986 to 1995. Mr. Wise has a Ph.D. in theoretical physics from Brandeis University.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information with respect to the number of shares of Common Stock held of record as of April 29, 2003, by (1) all persons who are owners of 5% or more of our Common Stock, (2) each of our executive officers and directors, and (3) all of our executive officers and directors as a group.

          -----------------------------------  --------------------------- -----------------------

          NAME AND ADDRESS                           NUMBER OF SHARES             PERCENTAGE
          OF BENEFICIAL OWNER                       BENEFICIALLY OWNED        BENEFICIALLY OWNED
          -----------------------------------  --------------------------- -----------------------
          Kevin B. Kimberlin
               c/o Spencer Trask & Co.
               535 Madison Avenue
               New York, New York 10022                 677,781(1)                    15.9
          -----------------------------------  --------------------------- -----------------------

          Vijay Bobba                                     7,077(2)                       *
          -----------------------------------  --------------------------- -----------------------

          Robert B. Clasen                                7,077(3)                       *
          -----------------------------------  --------------------------- -----------------------

          Kent M. Klineman                              120,641(4)                     3.2
          -----------------------------------  --------------------------- -----------------------

          Ezra P. Mager                                  72,843                        1.9
          -----------------------------------  --------------------------- -----------------------

          Stephen B. Ste. Marie                           7,077(5)                       *
          -----------------------------------  --------------------------- -----------------------

          Robert N. Wise                                 38,561(6)                     1.0
          -----------------------------------  --------------------------- -----------------------

          Michael L. Wise                                54,846(7)                     1.4
          -----------------------------------  --------------------------- -----------------------

          Donald B. Witmer                               75,102(8)                     2.0
          -----------------------------------  --------------------------- -----------------------

          Daryl Stemm                                     3,892(9)                       *
          -----------------------------------  --------------------------- -----------------------

          Executive officers and directors
          as a group (9 persons)                          387,116                      9.9
          ----------------------------------  --------------------------- -----------------------
---------------------------

*  Less than 1%

(1) Includes (i) 78,546 shares of Common Stock held by Spencer Trask Intellectual Capital Company LLC, of which Mr. Kimberlin is the non-member manager, (ii) 8,727 shares of Common Stock held by Spencer Trask Ventures, Inc., a wholly-owned subsidiary of Spencer Trask & Co., of which Mr. Kimberlin is the controlling stockholder, (iii) 74,412 shares of Common Stock held by Spencer Trask Investment Partners LLC, of which Mr. Kimberlin is the non-member manager,
(iv) 505,466 shares of Common Stock issuable upon exercise of warrants held by Spencer Trask Ventures, Inc. that are exerciseable within 60 days, and (v) 10,630 shares of Common Stock issuable upon exercise of warrants held by Spencer Trask Investment Partners LLC that are exerciseable within 60 days.

(2) Includes 7,077 shares of Common Stock issuable upon exercise of options that are exerciseable within 60 days.

(3) Includes 7,077 shares of Common Stock issuable upon exercise of options that are exerciseable within 60 days.

(4) Includes 26,192 shares of Common Stock issuable upon exercise of options that are exerciseable within 60 days and 17,615 shares of Common Stock issuable upon exercise of warrants that are exerciseable within 60 days.

(5) Includes 7,077 shares of Common Stock issuable upon exercise of options that are exerciseable within 60 days.

(6) Includes 19,304 shares of Common Stock issuable upon exercise of options that are exerciseable within 60 days and 2,166 shares of Common Stock issuable upon exercise of a warrant that is exerciseable within 60 days.

(7) Includes 34,232 shares of Common Stock issuable upon exercise of options that are exerciseable within 60 days. Mr. Wise's spouse beneficially owns 43,327 shares of Common Stock of which he disclaims beneficial ownership.

(8) Includes 27,473 shares of Common Stock issuable upon exercise of options that are exerciseable within 60 days and 4,331 shares of Common Stock issuable upon exercise of a warrant that is exerciseable within 60 days.

(9) Includes 3,068 shares of Common Stock issuable upon exercise of options that are exerciseable within 60 days.

                             EXECUTIVE COMPENSATION

ASSUMPTION OF OPTIONS IN CONNECTION WITH THE MERGER

         Pursuant to the Merger Agreement, we assumed all options that were outstanding under HDT's stock option plan as of the time of the Merger. The number of shares of stock underlying such options and the exercise price per share were ratably adjusted in accordance with the exchange ratio under the Merger Agreement. All information regarding stock options in this section reflects the adjustments made as a result of the Merger.

SUMMARY COMPENSATION TABLE

         For the periods indicated, the following table sets forth the compensation we and our subsidiaries paid to our Chief Executive Officer and our three other most highly compensated executive officers whose total compensation for fiscal 2002 exceeded $100,000.


                                                                             LONG-TERM
                                                   ANNUAL COMPENSATION      COMPENSATION
                                                   -------------------  ---------------------

                                                                              SECURITIES
NAME AND PRINCIPAL                                                            UNDERLYING
POSITIONS                             YEAR             SALARY                 OPTIONS(1)
----------------------------------   --------      -------------------  ---------------------

Donald B. Witmer                      2002           $403,202(2)                 6,339
   Chairman and Chief                 2001            318,800(3)                 7,974
   Executive Officer                  2000            273,847(4)                  __

Robert N. Wise                        2002           $235,276                   4,305
   President and Chief                2001               __                       944
    Operating Officer                 2000               __                       __


Mark Schmidt(5)                       2002           $157,336                     __
   Vice President of Marketing and    2001            132,568                     __
   Sales                              2000            120,676                   2,311

Daryl Stemm                           2002           $116,380                   4,134
   Chief Financial Officer and        2001             96,462                     325
   Secretary                          2000            107,038                     __
----------------------------------


(1) As adjusted to reflect the Company's assumption, pursuant to the Merger, of options issued by HDT.

(2) Includes a $100,000 cash bonus paid to Mr. Witmer in connection with the Merger, pursuant to his employment agreement.

(3) Includes a $48,125 cash bonus paid to Mr. Witmer in fiscal 2002 and earned in fiscal 2001.

(4) Includes $129,616 of deferred compensation earned during fiscal 2000 and paid in fiscal 2001.

(5) Mr. Schmidt resigned from his position in October 2002; his employment with the Company terminated as of December 31, 2002.

OPTION GRANTS IN FISCAL 2002

         The following table summarizes stock options that were granted to the above named executive officers during fiscal 2002.

                                                       PERCENTAGE OF TOTAL
                                      NUMBER OF          OPTIONS GRANTED
                                      SECURITIES               TO
                                     UNDERLYING            EMPLOYEES
                                       OPTIONS                 IN
NAME                                 GRANTED(1)               2002               EXERCISE PRICE(1)    EXPIRATION DATE
-----------------------------    -------------------   ------------------- -----------------------  ---------------------

Donald B. Witmer                        1,378                  6.4                   $3.63                 6/26/2012
                                        4,961                 23.1                    3.63                 6/26/2012


Robert N. Wise                          6,890                 32.1                    3.63                 4/05/2012

Mark Schmidt                            4,134                 19.2                    3.63                 1/30/2003

Daryl Stemm                             4,134                 19.2                    3.63                 4/05/2012

---------------

(1) As adjusted to reflect the Company's assumption, pursuant to the Merger, of options issued by HDT.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table contains information about options exercised by our executive officers in fiscal 2002 and option values as of December 31, 2002.


                                                                  NUMBER OF SHARES            VALUE OF UNEXERCISED
                  NUMBER OF SHARES                            UNDERLYING UNEXERCISED              IN-THE-MONEY
                    ACQUIRED ON         VALUE REALIZED      OPTIONS AT DECEMBER 31, 2002  OPTIONS AT DECEMBER 31, 2002
NAME                  EXERCISE           ON EXERCISE         EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----------------  ----------------  ----------------------  ----------------------------  -----------------------------
Donald B. Witmer         -                     -                   8,198/6,761                $   9,293/$8,900
Robert N. Wise           -                     -                   3,240/4,594                $  6,590/$13,185
Daryl Stemm              -                     -                         325/0                $              0


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Donald B. Witmer, Chairman and Chief Executive Officer. Mr. Witmer is employed by HDT under an employment agreement that expires on December 31, 2003, subject to automatic renewal for successive one-year terms. The agreement provides for an annual base salary of $275,000, subject to increase in the discretion of HDT's board of directors, and an annual cash bonus of not less than 35% of the annual base salary, based on criteria set forth in his employment agreement. In connection with his employment agreement, as a result of the Merger, Mr. Witmer was granted a cash bonus of $200,000, of which $100,000 was paid in July 2002 and $100,000 is payable if and when HDT has cumulative earnings before interest, taxes, depreciation and amortization of at least $100,000 for a six month period.

         In connection with his employment agreement, Mr. Witmer has been granted (1) options to purchase 6,890 shares of Common Stock at $72.57 per share, of which 6,245 were vested as of April 29, 2003, and the balance vest quarterly through September 24, 2003, subject to accelerated vesting in the event of a change of control, (2) options to purchase 1,378 shares of Common Stock at $3.63 per share, all of which are vested, and (3) options to purchase 4,961 shares of Common Stock at $3.63 per share, of which 3,100 were vested as of April 29, 2003 and the balance vest quarterly through June 26, 2004. All of these options were granted by HDT and assumed by the Company in the Merger. In addition, on January 16, 2003, the Company granted Mr. Witmer options to purchase 180,000 shares of Common Stock at an exercise price of $3.75 per share, such options to vest quarterly over a three-year term that commenced on April 1, 2003. A portion of these options (45,000 shares of Common Stock) are subject to the approval by our stockholders of an increase in the number of shares of Common Stock available under our Stock Option Plan (see "Interest of Certain Persons in Matters to be Acted Upon" on page 8.

         If Mr. Witmer's employment is terminated by HDT without cause, or if he voluntarily terminates his employment with HDT for good reason, he is entitled to receive his base salary and any cash bonus earned but not yet paid through the date of termination, plus his base salary and other benefits for a period covering the remaining term of the agreement or one year, whichever is greater. If Mr. Witmer's employment is terminated by HDT for cause or if he voluntarily terminates his employment without good reason, he is entitled to receive his base salary and any cash bonus earned but not yet paid through the date of termination.

         Robert Wise, President and Chief Operating Officer. Mr. Wise is employed by HDT under an employment agreement that expires on December 31, 2004, subject to automatic renewal for successive one-year terms. The agreement provides for an annual base salary of $240,000, subject to increase in the discretion of HDT's Board of Directors. In connection with his employment agreement, Mr. Wise has been granted options to purchase 6,890 shares of Common

Stock at $3.63 per share that vest quarterly over three years commencing in January 2002, subject to accelerated vesting upon a change of control. All of these options were granted by HDT and assumed by the Company in the Merger. In addition, on January 16, 2003, the Company granted Mr. Wise options to purchase 180,000 shares of Common Stock at an exercise price of $3.75 per share, such options to vest quarterly over a three-year term that commenced on April 1, 2003.

         If Mr. Wise's employment is terminated by HDT without cause, or if he voluntarily terminates his employment with HDT for good reason, he is entitled to receive his base salary and any cash bonus earned but not yet paid through the date of termination, plus his base salary and other benefits for a period covering the remaining term of the agreement or one year, whichever is greater. If Mr. Wise's employment is terminated by HDT for cause or if he voluntarily terminates his employment without good reason, he is entitled to receive his base salary and any cash bonus earned but not yet paid through the date of termination.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           In connection with the Merger, the Company agreed to include Michael
L. Wise and Kent M. Klineman (who were officers and directors of Netword) in management's slate of nominees for director for a period of three years after the Merger. In addition, certain former stockholders of HDT (now stockholders of the Company) agreed to vote all of their shares of Common Stock for Mr. Wise and Mr. Klineman as directors of the Company for up to two years after the Merger.

         Prior to the Merger, HDT entered into a Placement Agency Agreement with Spencer Trask, whereby HDT retained Spencer Trask as placement agent for HDT's private offering of convertible debt. Under this agreement, HDT agreed that until December 19, 2003, the Board of Directors of HDT would consist of not less than five and not more than 10 members. In addition, Spencer Trask has the right to designate either a nominee or an adviser to the Company's Board of Directors. Ezra P. Mager was designated by Spencer Trask as its nominee and he has been a director of the Company since April 28, 2003.

         On March 28, 2003, the Company entered into a Consulting Agreement whereby the Company retained Spencer Trask as its non-exclusive corporate finance consultant, financial adviser and investment banker. Under this agreement, the Company agreed that until March 28, 2004, the Company would compensate Spencer Trask, in cash and/or warrants to purchase Common Stock, for providing services to the Company for certain acquisitions, mergers and combinations, and for completing private and public equity offerings, debt financing and other similar business transactions.

         On January 22, 2003, the Company transferred all of Netword's intellectual property to Rabbit Media, Inc., its wholly-owned subsidiary, and sold all of the stock of Rabbit Media, Inc. to Michael L. Wise, a director of the Company and former President of Netword. As consideration for the sale, Mr. Wise agreed to (1) indemnify the Company against future claims related to the Netword intellectual property in the event that such claims are not discharged by Rabbit Media, Inc. and (2) pay the Company 10% of any consideration that he receives from any sale of the Rabbit Media stock within two years after the date of the agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our Common Stock was registered under Section 12(g) of the Exchange Act on March 28, 2003. No reports on Forms 3, 4 or 5 were required during fiscal 2002.

COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

         Netword's Board of Directors held no meetings during fiscal 2002. HDT held six meetings during fiscal 2002 and all of the Company's current directors who were directors of HDT during fiscal 2002 were in attendance at 75% or more of such meetings (including meetings of committees of the Board of Directors on which each such director served in fiscal 2002) held while such directors were in office.

         The Company's Board of Directors has an Audit Committee consisting of Mr. Klineman (Chairman), Mr. Bobba and Mr. Clasen. The Audit Committee was not formed until after the Merger and had no meetings during fiscal 2002. All of the members of the Audit Committee qualify as independent under Section 121(A) of the American Stock Exchange's listing standards. The Audit Committee has a written charter, adopted on April 11, 2003, a copy of which is included as Appendix A to this Proxy Statement. The Audit Committee is responsible for providing independent objective oversight of the Company's accounting functions and internal controls.

         The Company's Board of Directors has a Compensation Committee consisting of Mr. Clasen (Chairman), Mr. Ste. Marie and Mr. Klineman. The Compensation Committee was not formed until after the Merger and had no meetings during fiscal 2002. The Compensation Committee makes recommendations to the Board of Directors concerning compensation of our executive officers and administers our Stock Option Plan.

COMPENSATION OF DIRECTORS

         As compensation for service to the Company, each director who is not an employee of the Company is entitled to receive (1) an annual fee of $12,000, (2) an additional fee of $1,000 for attendance at each meeting of the Board of Directors and (3) $500 for attendance at each meeting of a committee of the Board of Directors (if such committee meeting is not on the same day as a meeting of the Board of Directors). In addition, each non-employee director of the Company is entitled to receive an annual grant of non-qualified options to purchase 12,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date of grant.

         No compensation was paid to the non-employee directors of HDT prior to the Merger.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         In January 2003, our Board of Directors granted options to purchase 180,000 shares of Common Stock at $3.75 per share to Mr. Witmer, our Chairman and Chief Executive Officer. A portion of these options (45,000 shares of Common Stock) are subject to the approval by our stockholders of an increase in the number of shares of Common Stock available under our Stock Option Plan (see Proposal No. 2 below). The options granted to Mr. Witmer will vest in 12 equal quarterly installments beginning April 1, 2003.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Our Board of Directors consists of eight directors. We propose to elect eight directors, each to hold office until our next Annual Meeting and until each director's successor is elected and qualified. Each of our current directors, Donald B. Witmer, Robert N. Wise, Vijay Bobba, Robert B. Clasen, Kent
M. Klineman, Ezra P. Mager, Stephen B. Ste. Marie and Michael L. Wise, has been nominated by our Board of Directors for reelection.

         The persons named in the enclosed Proxy will vote it for the election of the nominees listed above unless you instruct them otherwise, or unless a nominee is unwilling to serve. Our Board of Directors has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the Proxy may vote for another candidate nominated by our Board of Directors.

         The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for election of each nominee as a director.

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted for the election of these nominees as directors.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF DONALD B. WITMER, ROBERT N. WISE, VIJAY BOBBA, ROBERT B. CLASEN, KENT M. KLINEMAN, EZRA P. MAGER, STEPHEN B. STE. MARIE AND MICHAEL L. WISE AS DIRECTORS OF THE COMPANY.

                                 PROPOSAL NO. 2
              APPROVAL OF AN INCREASE IN THE SHARES OF COMMON STOCK
          AVAILABLE UNDER OUR STOCK OPTION PLAN FROM 600,000 TO 750,000

         Our Board of Directors has adopted amendments (collectively, the "Amendment") to our Stock Option Plan (as previously amended, the "Plan"), increasing the number of shares of Common Stock available for the grant of options under the Plan from 600,000 to 750,000.

         The Amendment is subject to stockholder approval, and we are seeking such approval at the Annual Meeting. The Plan provides for option grants to directors, executive officers and employees which may qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and option grants to directors, executive officers, and employees, which may not qualify as ISOs ("Non-ISOs").

         We are currently authorized to issue up to 600,000 shares of Common Stock upon exercise of options granted under the Plan. As of April 29, 2003, there were outstanding options under the Plan to purchase all of the shares of Common Stock authorized for issuance under the Plan, plus options to purchase 45,000 shares that remained subject to stockholder approval of the Amendment. If the Amendment is approved, we will be authorized to issue up to 750,000 shares of Common Stock for options granted under the Plan and there will be a total of 105,000 shares available for additional grants under the Plan.

         The essential features of the Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the Plan, as amended by the Amendment, which is included as Appendix B to this Proxy Statement.

         The Plan is administered by the Compensation Committee of our Board of Directors. The purposes of the Plan are to attract and retain the best available personnel to serve the Company, and to provide additional incentive to the Company's employees and others to exert their maximum efforts toward the success of the Company by permitting such individuals to participate in the Company's ownership. The criteria used by the Compensation Committee for granting options under the Plan are consistent with these purposes.

         Generally, options granted under the Plan may be exercised for periods of up to 10 years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of grant. ISOs granted to stockholders owning more than 10% of the outstanding Common Stock must be exercised within five years and the exercise price for such options may not be less than 110% of the fair market value of the Common Stock on the date of grant. If the aggregate fair market value, as of the date of grant, of ISOs that first become exercisable by the grantee during any calendar year exceeds $100,000, the portion that exceeds the $100,000 limitation is treated as a Non-ISO.

         The fair market value of the Common Stock for purposes of option grants is determined by the Board of Directors after it evaluates all relevant factors and information available to it, including but not limited to the current bid and asked prices of the Common Stock and the extent of any relevant market activity. Options may not be granted to members of the Compensation Committee under the Plan unless the grant of such options is approved by the entire Board of Directors. Upon the exercise of an option, payment may be made by cash, check or any other means that the Board of Directors determines.

         The Board of Directors may at any time terminate the Plan or from time to time make such modifications or amendments to the Plan as it deems advisable, but it may not modify or amend the Plan in any way that would disqualify any ISO issued under the Plan or, unless stockholder approval is obtained, increase the maximum number of shares of Common Stock available for issuance pursuant to options granted under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizes the principal federal (but not state and local) income tax consequences of the grant and exercise of options under the Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular grantee or to the Company. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular facts and circumstances of that case. This discussion is based on the Code as currently in effect.

         The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act (ERISA), nor is it qualified under Section 401(a) of the Code.

         Non-Incentive Stock Options. If a Non-ISO is granted under the Plan, no income will be recognized by the recipient at the time the option is granted. On exercise of a Non-ISO, the amount by which the fair market value on the date of exercise of the Common Stock acquired exceeds the purchase price will generally be taxable to the holder of the Non-ISO as ordinary income and will be deductible by the Company for tax purposes in the year in which the holder recognizes the ordinary income. The disposition of the shares of Common Stock acquired upon exercise of a Non-ISO will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the Non-ISO.

         Incentive Stock Options. If an ISO is granted under the Plan, no income will be recognized by the recipient at the time the ISO is granted. On exercise of an ISO, the holder will generally not recognize any income and the Company will generally not be entitled to a deduction for tax purposes. The difference between the purchase price of the shares of Common Stock acquired and the fair market value of such shares on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the holder to the alternative minimum tax. The disposition of the shares of Common Stock acquired upon exercise of an ISO will ordinarily result in long-term capital gain or loss. Nevertheless, if the holder disposes of the shares of Common Stock acquired upon exercise of an ISO within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the holder will generally recognize ordinary income, and the Company will generally be entitled to a deduction for tax purposes, in the amount of the excess of the fair market value of the acquired Common Stock on the date of exercise over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition of shares of Common Stock over their fair market value on the date of exercise of the ISO will ordinarily constitute long-term or short-term capital gain (depending on the applicable holding period).

NEW PLAN BENEFITS

         Except with respect to the grant of options to Mr. Witmer (described above) and annual option grants to the Company's non-employee directors (discussed under "Compensation of Directors," on page 7), the amounts and recipients of future option grants under the Plan cannot be predicted at this time. As of April 29, 2003, the last sale price of the Common Stock was $3.00.

EQUITY COMPENSATION PLAN INFORMATION AS OF DECEMBER 31, 2002

         The following table contains information about the shares of Common Stock underlying options granted under the Plan that were outstanding as of December 31, 2002. It does not give effect to the proposed increase in the number of shares of Common Stock available under the Plan and does not include options issued after December 31, 2002. The table reflects the Company's assumption of all options to purchase HDT common stock that were outstanding at the time of the Merger as required under the Merger Agreement.

-------------------------------- ------------------------------ ----------------------- ----------------------------------------


                                                                                            NUMBER OF SECURITIES REMAINING
                                                                                          AVAILABLE FOR FUTURE ISSUANCE UNDER
                                  NUMBER OF SECURITIES TO BE       WEIGHTED-AVERAGE      EQUITY COMPENSATION PLANS (EXCLUDING
                                    ISSUED UPON EXERCISE OF       EXERCISE PRICE OF          SECURITIES REFLECTED IN FIRST
                                      OUTSTANDING OPTIONS        OUTSTANDING OPTIONS                  COLUMN)(1)
-------------------------------- ------------------------------ ----------------------- ----------------------------------------

Equity compensation plans
approved by stockholders...                 101,206                     $65.06                          498,794

-------------------------------- ------------------------------ ----------------------- ----------------------------------------
Equity compensation plans
not approved by
stockholders..                                2,921                     $305.00                            N/A
-------------------------------- ------------------------------ ----------------------- ----------------------------------------


         Total.............                 104,127                     $71.78                          498,794
-------------------------------- ------------------------------ ----------------------- ----------------------------------------


(1) After giving effect to options granted after December 31, 2002 and without an increase in the number of shares of Common Stock available under the Plan, there are no shares of Common Stock currently available for future issuance under the Plan. If Proposal No. 2 is adopted, there will be 105,000 shares of Common Stock available for future grants under the Plan.

         The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting is required for approval of the increase in the number of shares of Common Stock available for issuance under our Stock Option Plan from 600,000 to 750,000.

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to approve the increase.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE INCREASE.


                                 PROPOSAL NO. 3
              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

         Mahoney Cohen & Company CPA, P.C. ("Mahoney Cohen"), have been our independent auditors since 1999. Our Board of Directors has selected Mahoney Cohen to serve again as our independent auditors for the fiscal year ending December 31, 2003. The selection by the Board of Directors of Mahoney Cohen as our independent auditors for the current fiscal year is being presented to stockholders for ratification at the Annual Meeting. We know of no direct or material indirect financial interest of Mahoney Cohen in the Company or any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee. Accordingly, the Board of Directors intends to introduce the following resolution for approval by the stockholders at the Annual Meeting:

                  RESOLVED, that the Board of Directors' selection of Mahoney Cohen & Company CPA, P.C. to be the independent auditors of Home Director, Inc. for the fiscal year ending December 31, 2003, be, and it hereby is, ratified and approved.

         One or more members of Mahoney Cohen will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

         The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting is required for ratification of the selection of Mahoney Cohen as our independent auditors for this fiscal year.

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of Mahoney Cohen & Company CPA, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003.

         OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF MAHONEY COHEN & COMPANY CPA, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.



AUDIT FEES

         We and Netword paid Mahoney Cohen an aggregate of $80,587 for (1) our annual audit for the fiscal year ended December 31, 2002, (2) review of Netword's condensed financial statements included in its quarterly reports on Form 10-QSB during the fiscal year ended December 31, 2002, and (3) preparation and review of Netword's financial statements included in Netword's registration statement on Form S-4.

         Netword paid Mahoney Cohen an aggregate of $21,650 for (1) its annual audit for the fiscal year ended December 31, 2001 and (2) review of its condensed financial statements included in its quarterly reports on Form 10-QSB during the fiscal year ended December 31, 2001.

         In addition, HDT, our wholly-owned subsidiary, paid Ernst & Young LLP, the former independent auditors of HDT, an aggregate of $339,202 for (1) HDT's annual audit for the fiscal year ended December 31, 2001, (2) review of HDT's condensed financial statements included in the offering documents for HDT's private convertible debt offering, and (3) preparation and review of HDT's financial statements included in Netword's registration statement on Form S-4.

         All amounts reported above include out-of-pocket expenses incurred by Mahoney Cohen and Ernst & Young LLP in connection with their services.

         As a result of the Merger, the pre-Merger financial statements of HDT became our historical financial statements.

AUDIT RELATED FEES

         Neither Mahoney Cohen nor Ernst & Young LLP provided the Company or HDT with assurance or related services during our fiscal year ended December 31, 2002.

TAX FEES

         Netword did not pay Mahoney Cohen any fees during fiscal 2002 or fiscal 2001 for any services in connection with accounting research and tax compliance and HDT did not pay Ernst & Young LLP any fees during fiscal 2002 or fiscal 2001 for any services in connection with accounting research and tax compliance.

REPORT OF THE AUDIT COMMITTEE

         As described in its charter, the Audit Committee of our Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls and is also required to pre-approve any auditing services and permitted non-audit services before completion of an audit. The Audit Committee is not responsible for the planning or conduct of the audits or the determination that the Company's financial statements are complete and accurate in accordance with generally accepted accounting principles.

         In accordance with the rules adopted by the Securities and Exchange Commission, the Audit Committee states that:

         - It has reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2002;

         - It has discussed with Mahoney Cohen the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented; and

         - It has received the written disclosures and the letter from Mahoney Cohen required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Mahoney Cohen their independence from the Company.

         Based upon the review and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in its written charter, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

         This report is submitted on behalf of the members of the Audit
Committee:

                           Kent M. Klineman (Chairman)
                                   Vijay Bobba
                                Robert B. Clasen

                                OTHER INFORMATION

ANNUAL REPORT

         Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 (excluding exhibits) is being mailed to our stockholders with this Proxy Statement.

OTHER BUSINESS

         As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the Annual Meeting other than those referred to herein. If any other matters properly come before the meeting calling for a vote of stockholders, it is intended that the shares represented by the Proxies solicited by our Board of Directors will be voted by the persons named in those Proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

         Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of our stockholders by submitting their proposals to us in a timely manner. For a stockholder proposal to be included in the proxy statement for our next annual meeting of stockholders, we must receive it at our principal executive office no later than February 26, 2004 and it must otherwise comply with the requirements of Rule 14a-8. In addition, our Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of the Company not later than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at our next annual meeting of stockholders, such a proposal must be received by us no later than February 26, 2004. However, if the date of our next annual meeting of stockholders is more than 60 days earlier or more than 90 days later than the date of the immediately preceding annual meeting of stockholders (i.e., prior to April 26, 2004 or after September 26, 2004), then notice must be received no earlier than 120 days prior to such annual meeting and no later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of such meeting is made, whichever comes first. All notices of proposals by stockholders, whether or not to be included in our proxy materials, should be sent to the Secretary of the Company at 2525 Collier Canyon Road, Livermore, California 94551.



                                            By Order of the Board of Directors,



                                            Donald B. Witmer
                                            Chairman and Chief Executive Officer

May 9, 2003

                               HOME DIRECTOR, INC.
                                STOCKHOLDER PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME DIRECTOR,
INC.

   The undersigned hereby appoints Donald B. Witmer and Robert N. Wise, or either of them, as proxy or proxies of the undersigned, with full power of substitution, to attend and represent the undersigned at the Annual Meeting of Stockholders of Home Director, Inc. (the "Company"), to be held on June 26, 2003, and at any adjournment thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

        1.   Proposal to elect  Donald B. Witmer, Robert N. Wise, Vijay
             Bobba, Robert B. Clasen,  Kent M. Klineman, Ezra P. Mager,
             Stephen B. Ste. Marie and Michael L. Wise as directors of the
             Company.


                   (     ) FOR ALL NOMINEES LISTED ABOVE

                   (     ) WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED ABOVE

             To withhold authority to vote for any individual nominee(s), write the nominee's name in the space provided:_______________

         2. Proposal to approve an increase in the shares of Common Stock available under the Company's Stock Option Plan from 600,000 to 750,000.

                  (      ) FOR              (     ) AGAINST            (    ) ABSTAIN

         3.  Proposal to ratify the selection of Mahoney Cohen & Company CPA,
             P.C. as the Company's independent auditors for the fiscal year ending December 31, 2003.

                  (      ) FOR              (     ) AGAINST            (    ) ABSTAIN

         4.  In the discretion of such proxy or proxies with respect to such other matters as may properly come before the meeting.

                  (      ) FOR              (     ) AGAINST            (    ) ABSTAIN

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3
LISTED ABOVE.


                                                        -------------------------
                                                        Signature


                                                        --------------------------
                                                        Signature, if held jointly

Dated: ____________, 2003

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



                                                                     APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                               HOME DIRECTOR, INC.


PURPOSE


The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of Home Director, Inc. (the "Company") to assist the Board with the oversight of: (1) the integrity of the financial statements of the Company;
(2) the independent auditor's qualifications and independence; (3) the performance of the Company's internal audit function and independent auditor;
(4) the adequacy of the Company's systems of internal accounting and financial controls; and (5) the Company's compliance with ethics policies and legal and regulatory requirements. The Committee shall report to the Board with respect to such matters and initiate and/or approve appropriate changes in any or all of these areas when necessary.

COMMITTEE MEMBERSHIP


The Committee shall consist of no fewer than three directors, each of whom shall meet the independence and experience requirements of: (1) Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"); (2) the rules and regulations of the United States Securities and Exchange Commission (the "Commission"); and (3) any applicable stock market listing standards. The Company shall disclose in its periodic reports the name(s) of each member of the Committee that is an "Audit Committee Financial Expert" as such term is defined by the Commission. If the Committee does not have a member who qualifies as an Audit Committee Financial Expert such fact (and the reason why the Committee does not have a member who is an Audit Committee Financial Expert) shall be disclosed in the Company's periodic reports as required by the Commission. All members of the Committee shall, in the judgment of the Board, have, at the time of their respective appointments to the Committee, a working familiarity with basic finance and accounting practices and the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement.

COMMITTEE AUTHORITY AND RESPONSIBILITIES


The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to stockholder ratification). The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which shall be approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting. The Committee shall promptly report the approval of any permitted non-audit services to management for disclosure in the Company's periodic reports.

The Committee shall have the authority, to the extent it deems necessary or appropriate to carry out its duties, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor and to any consultants or advisers employed by the Committee for the purpose of rendering or issuing an audit report.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

The Committee, as required by applicable law, rules or regulations and otherwise to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS


1. Review with management and the independent auditor the financial statements and disclosures made in Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") to be included in the Company's Annual Report on Form 10-KSB (or the annual report to stockholders if distributed prior to the filing of the Form 10-KSB), including the Committee's judgment about the quality, not merely the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

2. Discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards including matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB.

3. Review and discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in MD&A, prior to the filing of its quarterly reports on Form 10-QSB, including the results of the independent auditor's reviews of the quarterly financial statements and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards.

4. Prepare the report of the Committee required by the rules of the Commission to be included in the Company's annual proxy statement.

5. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

6. Review and discuss regular reports from the independent auditors related to:

         (a) all critical accounting policies and practices to be used;

         (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

         (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

7. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general in nature rather than related to specific releases (concerning, e.g., the types of information to be disclosed and presentations to be made).

8. Discuss with management and the independent auditor regulatory and accounting issues related to any off-balance sheet structures on the Company's financial statements.

9. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

10. Review any disclosures made to the Committee by the Company's CEO and CFO during their certification process for Form 10-KSB and Form 10-QSB reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

11. Review management's assessment of the effectiveness of the Company's internal controls as of the end of the most recent fiscal year and the independent auditor's report on management's assessment.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR


12.      Review and evaluate the lead partner of the independent auditor team.

13. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality control procedures; (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and whether the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

14. Obtain and review the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discuss with the independent auditor the independent auditor's independence.

15. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating independent auditing firms on a regular basis.

16. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

17. Meet with the independent auditor and financial management of the Company prior to the audit to discuss the planning and staffing of the audit, the scope of the prospective audit and the audit procedures to be utilized, the estimated fees therefor and such other matters pertaining to the audit as the Committee may deem appropriate. At the conclusion thereof, review the audit, including any comments or recommendations made by the independent auditor.

OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION


18. Review the internal audit function when appropriate, including the effectiveness of its reporting obligations.

19. Review significant reports to management prepared in connection with the internal auditing function and management's responses.

20. Discuss with management the responsibilities, fees and staffing of the internal auditing function and any recommended changes in the planned scope of the internal audit.

COMPLIANCE OVERSIGHT RESPONSIBILITIES


21. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (regarding the duty to investigate and report illegal acts) has not been implicated.

22. Review and approve all related party transactions in accordance with applicable stock exchange requirements, if any.

23. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

24. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

25. Investigate such matters as it deems appropriate in connection with fulfilling its duties and responsibilities.

MEETINGS; REPORTS TO THE BOARD


The Committee shall meet as often as it deems necessary, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company, the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Among the items to be discussed in executive session are the independent auditor's evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditor received during the course of the audit.

The Committee shall make regular reports to the Board and shall submit to the Board the minutes of all meetings of the Committee or otherwise communicate to the Board the matters discussed at each of the Committee's meetings.

LIMITATION OF AUDIT COMMITTEE'S ROLE


While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                                                     APPENDIX B

                              AMENDED AND RESTATED

                                STOCK OPTION PLAN

                                       OF

                               HOME DIRECTOR, INC.


1. Purposes.

          This Stock Option Plan (the "Plan") is intended to attract and retain the best available personnel with Home Director, Inc. or any of its subsidiary corporations (collectively, the "Company"), and to provide additional incentive to such employees and others to exert their maximum efforts toward the success of the Company. The above aims will be effectuated through the granting of certain stock options. Options may be granted under the Plan which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not intended to qualify as Incentive Stock Options ("Non-ISOs"). The term "subsidiary corporation" shall, for purposes of the Plan, be defined in the same manner as such term is defined in Section 424(f) of the Code and shall include a subsidiary of any subsidiary.


2. Administration of the Plan.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board of Directors"), as the Board of Directors may be composed from time to time, except as provided in subparagraph (b) of this Paragraph 2. The determinations of the Board of Directors under the Plan, including without limitation as to the matters referred to in this Paragraph 2, shall be conclusive. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors. Within the limits of the express provisions of the Plan, the Board of Directors shall have the authority, in its discretion, to take the following actions under the Plan:

                  (i) to determine the individuals to whom, and the time or times at which, ISOs to purchase the Company's shares of Common Stock, par value $.01 per share ("Common Shares"), shall be granted, and the number of Common Shares to be subject to each ISO,

                  (ii) to determine the individuals to whom, and the time or times at which, Non-ISOs to purchase the Company's Common Shares, shall be granted, and the number of Common Shares to be subject to each Non-ISO,

                  (iii) to determine the terms and provisions of the respective stock option agreements or certificates granting ISOs and Non-ISOs (which need not be identical),

                  (iv) to accelerate the exercisability of any ISO or Non-ISO;

                  (v) to interpret the Plan,

                  (vi) to prescribe, amend and rescind rules and regulations relating to the Plan, and

                  (vii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success and such other factors as the Board of Directors, in its discretion, shall deem relevant. An individual to whom an option has been granted under the Plan is referred to herein as an "Optionee."

         (b) Notwithstanding anything to the contrary contained herein, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, except that the power to appoint members of the Committee and to terminate, modify or amend the Plan shall be retained by the Board of Directors. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed, may fill vacancies in the Committee and may discharge the Committee. A majority of the

Committee shall constitute a quorum and all determinations shall be made by a majority of its members. Any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Members of the Committee shall not be eligible to receive Options under this Plan unless the issuance of such Options has been previously approved by the Board of Directors.

3. Shares Subject to the Plan.

         The total number of Common Shares which shall be subject to ISOs and Non-ISOs granted under the Plan (collectively, "Options") shall be 750,000 in the aggregate, subject to adjustment as provided in Paragraph 8. The Company shall at all times while the Plan is in force reserve such number of Common Shares as will be sufficient to satisfy the requirements of outstanding Options. The Common Shares to be issued upon exercise of Options shall in whole or in part be authorized and unissued or reacquired Common Shares. The unexercised portion of any expired, terminated or canceled Option shall again be available for the grant of Options under the Plan.

4. Eligibility.

         (a) ISOs and Non-ISOs may be granted to employees of the Company. A director or officer of the Company who is not also an employee of the Company, consultants of the Company and other persons at the Board's discretion, shall be eligible to receive Non-ISOs but shall not be eligible to receive ISOs.

         (b) An ISO may be granted, consistent with the other terms of the Plan, to an employee who owns (within the meaning of Sections 422(b)(6) and 424(d) of the Code), more than ten (10%) percent of the total combined voting power or value of all classes of stock of the Company or a subsidiary corporation (any such person, a "Principal Shareholder") only if, at the time such ISO is granted, the purchase price of the Common Shares subject to the ISO is an amount which equals or exceeds one hundred ten percent (110%) of the fair market value of such Common Shares, and such ISO by its terms is not exercisable more than five (5) years after it is granted.

          (c) Nothing contained in the Plan shall be construed to limit the right of the Company to grant options otherwise than under the Plan for proper corporate purposes.

         (d) Nothing contained in the Plan shall be construed to limit the right of the Board of Directors to grant an ISO and a Non-ISO concurrently under a single stock option agreement so long as each Option is clearly identified as to its status. Furthermore, if an Option has been granted under the Plan, additional Options may be granted from time to time to the Optionee holding such Options, and Options may be granted from time to time to one or more employees, officers, or directors who have not previously been granted Options.

         (e) To the extent that the grant of an Option results in the aggregate fair market value (determined at the time of grant) of the Common Shares (or other capital stock of the Company or any subsidiary) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and subsidiary corporations) to exceed $100,000, such Option shall be treated as an Non-ISO. The provisions of this subparagraph (e) of Paragraph 4 shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

5. Terms of Options.

         The terms of each Option granted under the Plan shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

                  (a) The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (or in the case of the grant of an ISO to a Principal Shareholder, not less than 110% of fair market value) of such Common Shares at the time such Option is granted. Such fair market value shall be determined by the Board of Directors after it evaluates all relevant factors and information available to it, including but not limited to the current bid and asked prices of the Common Shares and the extent of relevant market activity.

                  (b) The purchase price of the Common Shares subject to each Non-ISO shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

                  (c) The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

                  (d) The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors, an Option shall be exercisable for ten (10) years after the Grant Date unless the Optionee of an ISO is a Principal Shareholder, in which case the said ISO shall be exercisable for 5 years after the Grant Date. Each Option shall be subject to earlier termination as expressly provided in Paragraph 6 hereof or as determined by the Board of Directors, in its discretion, at the date such Option is granted.

                  (e) Options shall be exercised by the delivery by the Optionee thereof to the Company at its principal office, or at such other address as may be established by the Board of Directors, of written notice of the number of Common Shares with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such Common Shares. Payment for such Common Shares may be made (as determined by the Board of Directors) (i) in cash,
(ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by a promissory note issued by the Optionee in favor of the Company in an amount equal to such purchase price and payable on terms prescribed by the Board of Directors, which provides for the payment of interest at a fair market rate, as determined by the Board of Directors, (iv) by delivery of capital stock to the Company having a fair market value (determined on the date of exercise in accordance with the provisions of subparagraph (a) of this Paragraph 5) equal to said purchase price, (v) by any combination of the methods of payment described in (i) through (iv) above, or
(vi) by such other methods as the Board of Directors may deem appropriate.

                  (f) An Optionee shall not have any of the rights of a shareholder with respect to the Common Shares subject to his Option until such shares are issued to him upon the exercise of his Option as provided herein.

                  (g) No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

6. Death or Termination of Employment.

         (a) If the employment or other relationship of an Optionee with the Company shall be terminated voluntarily by the employee and without the consent of the Company or for "Cause" (as hereinafter defined), and immediately after such termination such Optionee shall not then be employed by the Company, any Options granted to such Optionee to the extent not theretofore exercised shall expire forthwith. For purposes of the Plan, "Cause" shall mean "Cause" as defined in any employment agreement ("Employment Agreement") between Optionee and the Company, and, in the absence of an Employment Agreement or in the absence of a definition of "Cause" in such Employment Agreement, "Cause" shall mean (i) any continued failure by the Optionee to obey the reasonable instructions of the President or any member of the Board of Directors, (ii) continued neglect by the Optionee of his duties and obligations as an employee of the Company, or a failure to perform such duties and obligations to the reasonable satisfaction of the President or the Board of Directors, (iii) willful misconduct of the Optionee or other actions in bad faith by the Optionee which are to the detriment of the Company including without limitation commission of a felony, embezzlement or misappropriation of funds and commission of any act of fraud or (iv) a breach of any material provision of any Employment Agreement not cured within 10 days after written notice thereof.

         (b) If such employment or other relationship shall terminate other than
(i) by reason of death, (ii) voluntarily by the employee and without the consent of the Company, or (iii) for Cause, and immediately after such termination such Optionee shall not then be employed by the Company, any Options granted to such Optionee may be exercised at any time within three months after such termination, subject to the provisions of subparagraph (d) of this Paragraph 6. For the purposes of the Plan, the retirement of an Optionee either pursuant to a pension or retirement plan adopted by the Company or on the normal retirement date prescribed from time to time by the Company, and the termination of employment as a result of a disability (as defined in Section 22(e)(3) of the Code) shall be deemed to be a termination of such Optionee's employment other than voluntarily by the Optionee or for Cause.

         (c) If an Optionee dies (i) while employed by, or engaged in such other relationship with, the Company or (ii) within three months after the termination of his employment or other relationship other than voluntarily by the Optionee and without the consent of the Company or for Cause, any Options granted to such Optionee may be exercised at any time within six months after such Optionee's death, subject to the provisions of subparagraph (d) of this Paragraph 6.

         (d) An Option may not be exercised pursuant to this Paragraph 6 except to the extent that the Optionee was entitled to exercise the Option at the time of termination of employment or such other relationship, or death, and in any event may not be exercised after the expiration of ten (10) years from the date the Option was granted, or five (5) years from the date an ISO was granted if the Optionee was a Principal Shareholder at that date.

7. Leave of Absence.

         For purposes of the Plan, an individual who is on military or sick leave or other bona fide leave of absence (such as temporary employment by the United States or any state government) shall be considered as remaining in the employ of the Company for 90 days or such longer period as shall be determined by the Board of Directors.

8. Adjustment upon Changes in Capitalization.

         (a) In the event that the outstanding Common Shares are hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like, or dividends payable in Common Shares, an appropriate adjustment shall be made by the Board of Directors in the aggregate number of shares available under the Plan and in the number of shares and price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such a corporate event, be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that if any of such events occur, the Board of Directors shall have the discretionary power to take any action necessary or appropriate to prevent ISOs granted hereunder from being disqualified as Incentive Stock Options or to accelerate their vesting date.

         (b) Any adjustment under this Paragraph 8 in the number of Common Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

9. Further Conditions of Exercise.

         (a) Unless prior to the exercise of an Option the Common Shares issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the Optionee to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

         (b) Anything in the Plan to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Common Shares until they have been listed on each securities exchange on which the Common Shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable.

         (c) The Board of Directors may impose any such additional terms and conditions related to the exercise of an Option or upon the Common Shares received upon such exercise which it deems appropriate, including rights of first refusal and rights to purchase Common Shares from an Optionee if the Optionee's employment or other relationship with the Company is terminated.

10. Termination, Modification and Amendment.

         (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan.

         (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon.

         (c) The Board of Directors of the Company may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not
(i) modify or amend the Plan in any way that would disqualify any ISO issued pursuant to the Plan as an Incentive Stock Option or (ii) without approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon, increase (except as provided by Paragraph 8) the maximum number of Common Shares as to which Options may be granted under the Plan or change the class of persons eligible to receive Options under the Plan.

         (d) No termination, modification or amendment of the Plan may adversely affect the rights conferred by any Options without the consent of the Optionee thereof.

11. Effectiveness of the Plan.

         The Plan shall become effective upon adoption by the Board of Directors of the Company. The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon within one year following adoption of the Plan by the Board of Directors, and all Options granted prior to such approval shall be subject thereto. In the event such approval is withheld, the Plan and all Options which may have been granted thereunder shall become null and void.

12. Not a Contract of Employment.

         Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any individual to whom an Option is or may be granted hereunder any right to remain in the employ of, or retain the relationship with, the Company.